EXHIBIT 99.2


                                AUDITOR'S CONSENT


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the incorporation by reference in the Form 8-K Report of Dematco Inc., (f/k/a Advanced Media Training, Inc.) of our audit report for Dematco Limited, dated June 8, 2006, for Dematco Limited's fiscal year ended March 31, 2006.



/s/  MOORE & ASSOCIATES, CHARTERED
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MOORE & ASSOCIATES CHARTERED
February 9, 2007